Financial instruments - Schedule of Movement in Allowance for Impairment in Respect of Trade Receivables and Contract Assets (Details) - Trade Receivables and Contract Assets - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Trade Receivable [Roll Forward]
Beginning balance	$ 500	$ 500
Net measurement of loss allowance	(300)	0
Ending balance	$ 200	$ 500